Exhibit 10.38
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
AMENDMENT NUMBER FOUR
TO
WAFER SUPPLY AGREEMENT
This Amendment Number Four (the "Amendment"), effective as of April 1, 2015 (the "Amendment Effective Date"), amends the Wafer Supply Agreement effective April 1, 2005, as amended by Amendment Number One effective December 19, 2008, Amendment Number Two effective September 13, 2010, and Amendment number Three effective February 1, 2012 (as amended the Agreement''') by and between:

(1)
POWER INTEGRATIONS INTERNATIONAL LTD., a Cayman Islands corporation having a place of business at 4th Floor, Century Yard, Cricket Square, Elgin Avenue, P.O. Box 32322, Grand Cayman K Y 1-1209 ("Power Integrations")

and
(2) SElKO EPSON CORPORATION, a Japanese corporation having a place of business at 281 Fujimi, Fujimi-machi, Suwa-gun, Nagano-ken, 399-0293 Japan ("Seiko Epson").
RECITALS
WHEREAS, pursuant to the terms of the Agreement, Power Integrations grants to Seiko Epson licenses of certain of Power Integrations' intellectual property for the sole purpose of Power Integrations acquiring from Seiko Epson the fabrication and supply of wafers of certain power IC products; and
WHEREAS, Power Integrations and Seiko Epson desire to amend the terms of the Agreement; and
WHEREAS, in accordance with Section 18.10 of the Agreement, the Agreement may be amended only by an instrument in writing duly executed by authorized representatives of Seiko Epson and Power Integrations.
Now, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Agreement as follows:

AGREEMENT

Confidential

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

During [ * ] to [ * ], the parties acknowledge that the parties have traded the WAFER under the following sheet.

Monthly [ * ] WAFER Volume	[ * ] Price/[ * ] Price
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

Exhibit B of the Agreement is deleted in its entirety and replaced with Exhibit B in the form attached hereto.
Effective as of the Amendment Effective Date, all references in the Agreement to the "Agreement" or "this Agreement" shall mean the Agreement as amended by this Amendment. Except as expressly amended herein, the terms of the Agreement continue unchanged and shall remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which shall be considered an original, but all of which counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives, effective as of the Amendment Effective Date,

SEIKO EPSON CORPORATION		Power Integrations International Ltd.

By:	/s/ Kazuhiro Takenaka	Signature:	/s/ John Tomlin
Name:	Kazuhiro Takenaka	Name:	John Tomlin
Title:	Deputy COO	Title:	Vice President of Operations

Confidential

[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit B

WAFER PRICES FOR [ * ] OF [ * ] WAFERS BY MONTHLY ORDER VOLUME
For [ * ] WAFERS in both [ * ] and [ * ]:

Monthly [ * ] Wafer Volume	[ * ] Price
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

Pricing will be reviewed and mutually agreed to in writing on an annual basis.
For WAFERS in [ * ], the price for each entry of the above table will be multiplied by [ * ].

The above prices are the [ * ] and are based on an exchange rate of [ * ]. The fluctuation in foreign exchange rate, as supplied by the Wall Street Journal will be shared equally by each party as follows F/X_BASE = [ * ]

Initial F/X_RATE = [ * ]
A new F/X_RATE is only established at the time of placing a PO for WAFERS if the Previous Month's Average daily exchange rate is equal to or greater than [ * ]from the [ * ]. The new F/X RATE will be set to the Previous Month's Average exchange rate and will remain in effect for at least the month it was established.
The actual PURCHASE PRICE for WAFERS, by WAFER TYPE, used at the time of order will be calculated by the following formula:
PURCHASE PRICE = [ * ]
Examples: For [ * ] WAFERS with a BASE PRICE of [ * ]

1.	Nominal F/X Rate Example: F/X_RATE =in the range of [ * ]:
PURCHASE PRICE = BASE PRICE
2. Higher F/X Rate Example: New F/X_RATE = [ * ]:
PURCHASE PRICE = [ * ]
3. Lower F/X Rate Example: New F/X_Rate = [ * ]:
PURCHASE PRICE = [ * ].

Confidential
3
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.